                    First Alliance Mortgage Loan Trust 1996-4
                    _________________________________________

[22,500,000] [ 6.835  %]  Class A-1 Fixed Rate Certificates
[47,500,000] LIBOR - 1M + [ 22 ] bps. Class A-2 Floating Rate Certificates

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1996-4 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                         First Alliance Mortgage Loan Trust 1996-4


Title of Securities:     First Alliance Mortgage Loan Trust 1996-4, Class A-1
                         Fixed Rate Group Certificates and
                         Class A-2 Variable Rate Group Certificates
                         (collectively, the "Certificates").

Certificate
Description:             Class A-1                Class A-2
                         ---------                ---------

Collateral:              Fixed Rate Home Equity   Variable Rate Home Equity
                         Mortgage Loans           Mortgage Loans

Prepayment
Assumption:              [23% HEP]                [25% HEP]


Approximate Size:        [22,500,000]             [47,500,000]

Average Life to Call:     [3.562 ]                [3.401]

Average Life to maturity: [3.873 ]                 [3.650]

Coupon:             [  6.835     %]          The lesser of:

                                             1) One Month LIBOR + [ 22 ]bps
                                             2) The Available Funds Cap

                    After the Clean-Up       After the Clean-up Call (for
                    Call, the Coupon will    floating rate group),
                    be increased by          the lesser of:
                    50 bps.                  1) One Month LIBOR +  [ 44 ] bps
                                             2) The Available Funds Cap

Yield to Call:      [ 6.809  %]              [ 5.972  %]

Collateral
Adjustment Frequency:      N/A               Every 6 months (Both Interest Rate
& Payment)

Payment Delay:             19                NONE

Interest Payment Basis:    30/360            Actual/360

Expected Maturity
without Call:              [10/20/15 ]       [ 11/20/14 ]

Expected Maturity with
10% Call:                  [ 05/20/05]       [  05/20/05 ]

Stated Maturity:           [          ] [  12/20/26 ]

                    ------------------------------------------------------------

Pricing Date:       [December 10, 1996]

Settlement Date:    [December 20, 1996]

Payment Date:       The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on January
                    20, 1997.

Interest Accrual
Period: The interest accrual period for the Class A-1 Certificates is the calendar month prior to the month in which a distribution occurs.

                    Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

                    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     First Alliance Mortgage Loan Trust 1996-4

Clean-up Call:       The Servicer has the option to excercise a call when the
                     balance of the aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts.
                     The call will be excercised at par plus accrued interest.

Coupon Step-Up:      If the Servicer does not exercise its option to call the
                     Class A-1 Certificates at the Cleanup Call, the coupon on the Class A-1 Certificates shall be raised to 50 bps

                     If the Servicer does not exercise its option to call the Class A-2 Certificates at the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to LIBOR + [ 2x ] bps subject to the Monthly Available Funds Cap and the Fixed Rate Cap.]

Available Funds Cap: The Available Funds Cap is the weighted average of the
                     Mortgage Rates on the Mortgage Loans in the Variable Rate Group, less the sum of (a) the Variable Rate
                     Group Servicing Fee (50 bps), (b) beginning on the Second Payment Date from the Closing Date, the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class A-2 Certificates, (c) the fees due to the Trustee relating to the Class A-2 Certificates, and (d) beginning on the [seventh] Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable Rate Group, calculated as of the first day of the related Remittance Period.

Interest Carry
Forward: [The Class A-2 Certificates will have an interest carry forward feature. The excess of the interest accrued on the Class A-2 Certificates over the amount of interest actually distributed will be paid on future Remittance Dates to the extent of Class A-2 Available funds prior to distributing any Excess Spread to the holder of the Class R Certificate. The Interest Carryover Amount will accrue interest at the Class A-2 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero and the Interest Carryover Amount is not guaranteed by MBIA.]

Servicer:            First Alliance Mortgage Company, a California corporation.

Servicing Fee:       50 basis points per annum for the fixed rate group, and
                     50 basis points per annum for the variable rate group.

Trustee:             Bank of New York

Pre-Funding Account: On the Closing Date, approximately [$11 million] will be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$6 million] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [January 20,1997] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                     Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the January 1996 Payment Date.

                     Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the January 1996 Payment Date.

Certificate Ratings: The Certificates will be rated AAA by Standard &
                     Poor's and Aaa by Moody's Investor Service.

Certificate Insurer: MBIA Insurance Corporation ("MBIA").
                     MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:           Timely payments of interest and the ultimate payment of
                     principal on the Certificates will be 100% guaranteed by MBIA.

                     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Flow of Funds:       CERTIFICATE CLASS A-1
                      1)  Servicing Fee;
                      2)  MBIA fee;
                      3)  Trustee fee;
                      4)  Accrued monthly interest to Class A-1;
                      5)  Class A-1 monthly principal;
                      6) Excess cashflow to cover shortfalls of Variable-Rate group.
                      7) Remaining excess cashflow to build over-collateralization ("O/C"), for this collateral group (by accelerating the Certificate Class currently receiving principal);
                      8) Remaining excess cashflow to build O/C in the Variable Rate Mortgage Group;
                      9)  Repayment of any unreimbursed Servicer advances;

                     10) Any excess cashflow is released to the Residual-holder.

                     CERTIFICATE CLASS A-2
                      1)  Servicing Fee;
                      2)  MBIA fee;
                      3)  Trustee fee;
                      4) Accrued monthly interest to Class A-2, subject to the Available Funds Cap and Fixed Rate Cap;
                      5)  Class A-2 monthly principal;
                      6) Excess cashflow to cover shortfalls to fixed rate group;
                      7) Remaining excess cashflow to build O/C for this Class of Certificates;
                      8) Remaining excess cashflow to cover shortfalls or build O/C in the Fixed Rate Mortgage Group;
                      9)  Repayment of any unreimbursed Servicer advances;
                     10) Any excess cashflow is released to the Residual-holder.

Credit Enhancement:  A combination of:

                     - Overcollateralization.
                     - Cross-collateralization of excess spread
                     - 100% wrap from MBIA guarantee of timely interest
                       and ultimate principal.

Loss Allocation:     Losses are allocated as follows:

                     Class A-1
                     ----------------------
                     1) Current monthly excess cashflow from the fixed-rate group
                     2) Current monthly excess cashflow from the floating-rate group
                     3)   Overcollateralization (only for fixed-rate group)
                     4)   MBIA
                     5)   Class A-1 Certificates

                     Class A-2
                     ---------
                     1) Current monthly excess cashflow from the floating-rate group
                     2) Current monthly excess cashflow from the fixed-rate group
                     3)   Overcollateralization (only for floating-rate group)
                     4)   MBIA
                     5)   Class A-2 Certificates

                     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          First Alliance Mortgage Loan Trust 1996-4

Over-Collateralization:   On each payment date, certain excess cash flows with
                          respect to each mortgage loan group will be applied as an accelerated payment of principal on the related
                          Class A Certificates, to the limited extent outlined below. This has the effect of accelerating the amortization of the Class A Certificates relative to the amortization of the loans in the related mortgage loan group and results in the build up of overcollateralization ("O/C").

                          Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration features will cease, unless they are once again necessary to maintain the required O/C level.

                          CERTIFICATE CLASS A-1
                          Initial O/C: [none]          O/C Target: [2.00%]

                          CERTIFICATE CLASS A-2
                          Initial O/C: [none]          O/C Target: [2.25%]

Cross-
Collateralization:        Excess spread from each of the two collateral pools
                          will be available to credit enhance and accelerate the Certificates supported by the other pool.

ERISA
Considerations:           The Certificates will not be ERISA eligible during
                          the Prefunding Period.  At the end of the Prefunding
                          Period, the Certificates may be ERISA eligible.
                          Investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:                 REMIC.


Preliminary Pool Information:
(As of Cut-off Date)                         Fixed Rate               6M LIBOR
                                             ----------               --------
                          Loans                    228                    406
                          Balance        18,295,292.12          34,826,571.93
                          WAC(gross)            10.581                  9.244
                          WAC(net)              10.081                  8.744
                          WAM                    332.5                  342.9
                          CA Conc.              55.11%                 23.41%
                          WA Orig. LTV          58.33%                 60.36%
                          WA CLTV               58.74%                 60.36%
                          % 1st Lien            99.10%                100.00%
                          % 2nd Lien              0.90%                  0.00%
                          % 3rd Lien              0.00%                  0.00%
                          Owner Occ.             96.45%                 96.33%

Prospectus:               The Certificates are being offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:      For further information, call the desk  at (212) 778-
                          2741, Paul Richardson at (212) 778-1507, Randy White at (212) 778-7461 or Mimi Cheng at (212) 778-7474.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

First Alliance 1996-4

Financial Strategies          12/10/96 04:25:42 pm         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP FAMT64                              Deal Date      12/10/96
Series        1996-4                              Delivery Date  12/20/96
Underwriter   PSI                                 Dated Date     12/01/96
Issuer        FIRST ALLIANCE MORTGAGE LOAN TRUST  Credit Support
Collateral    100%WL  (Real)                      Deal Type      HEL   REMIC
N/GWAC (Orig)       /        (9.174/9.674)        Pricing Speed  HEP   23/ 25.
WAM    (Orig)         (28.316)                    Rating
Size          70,000,000                          Coupon Range   8.213-11.250
Trustee                                           Modeled        Y
View          Summary                             On Page         1 of 4



Class   Coupon  Mat  Amt 000 AvLf Sprd  Price   Yield  Description
------ ------- ----- ------- ---- ---- ------- ------- -------------------------
A1       6.835 N/A    22,500  3.6   92 100-00    6.809 CUR
A2           * N/A    47,500  3.4  N/A 100-00    5.972 FLT CUR LIBOR-1M+22

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

FIRST ALLIANCE 1996-4

Financial Strategies          12/10/96 04:25:24 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP FAMT64                              Coupon                   6.835
Class         A1     CUR                          Accr  0.36074 1st Pmt 01/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.174/9.674)        LIBOR-1M              5.59770
WAM    (Orig)         (28.316)                    Mat N/A        Settle 12/20/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                     ***** RUN TO 10% CLEAN UP CALL *****

           FIX HEP (%)    0.00      19.00     21.00     23.00     25.00
   Price   ARM HEP (%)    0.00      21.00     23.00     25.00     27.00
   -----  ---------    ---------  --------  --------- --------- ---------
   99-28+                  6.907     6.858     6.852     6.847     6.841
   99-29                   6.906     6.853     6.847     6.841     6.835
   99-29+                  6.904     6.849     6.842     6.836     6.829
   99-30                   6.902     6.844     6.837     6.830     6.823
   99-30+                  6.901     6.839     6.832     6.825     6.818
   99-31                   6.899     6.835     6.827     6.820     6.812
   99-31+                  6.898     6.830     6.822     6.814     6.806
  100-00                   6.896     6.826     6.817     6.809     6.801
  100-00+                  6.894     6.821     6.812     6.804     6.795
  100-01                   6.893     6.816     6.807     6.798     6.789
  100-01+                  6.891     6.812     6.802     6.793     6.783
  100-02                   6.890     6.807     6.797     6.788     6.778
  100-02+                  6.888     6.802     6.792     6.782     6.772
  100-03                   6.886     6.798     6.787     6.777     6.766
  100-03+                  6.885     6.793     6.782     6.772     6.761

Avg. Life                 19.304     4.252     3.876     3.562     3.292
Mod. Dur.                  9.730     3.354     3.114     2.906     2.722
1st  Pmt.                  0.083     0.083     0.083     0.083     0.083
Last Pmt.               12/20/24  01/20/07  02/20/06  05/20/05  09/20/04


Financial Strategies          12/10/96 04:25:42 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP FAMT64                              Coupon     * Cap      Flr 0.00
Class         A2     FLT CUR LIBOR-1M+TBA         Accr  0.00000 1st Pmt 01/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.174/9.674)        LIBOR-1M              5.59770
WAM    (Orig)         (28.316)                    Mat N/A        Settle 12/20/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

                     ***** RUN TO 10% CLEAN UP CALL *****

           FIX HEP (%)    0.00      19.00     21.00     23.00     25.00
   Price   ARM HEP (%)    0.00      21.00     23.00     25.00     27.00
   -----  ---------    ---------  --------  --------- --------- ---------
   99-28+                22.948    25.202    25.445    25.687    25.931
   99-29                 22.812    24.745    24.952    25.160    25.369
   99-29+                22.677    24.287    24.460    24.633    24.807
   99-30                 22.541    23.829    23.968    24.106    24.245
   99-30+                22.406    23.372    23.476    23.579    23.684
   99-31                 22.271    22.914    22.984    23.053    23.122
   99-31+                22.135    22.457    22.492    22.526    22.561
  100-00                 22.000    22.000    22.000    22.000    22.000
  100-00+                21.865    21.543    21.508    21.474    21.439
  100-01                 21.729    21.086    21.017    20.948    20.878
  100-01+                21.594    20.629    20.526    20.422    20.317
  100-02                 21.459    20.173    20.034    19.896    19.757
  100-02+                21.324    19.716    19.543    19.370    19.196
  100-03                 21.189    19.260    19.052    18.845    18.636
  100-03+                21.054    18.804    18.561    18.320    18.076

Avg. Life                20.666     4.027     3.687     3.401     3.154
Mod. Dur.                11.108     3.289     3.058     2.857     2.680
1st  Pmt.                 0.083     0.083     0.083     0.083     0.083
Last Pmt.              12/20/24  01/20/07  02/20/06  05/20/05  09/20/04

FIRST ALLIANCE 1996-4
Assumptions:
------------
------------
 Ongoing Fees    : (Trustee + Surety)  16.45 bps
                 : Trustee = 1.45 bps
                 : Surety Fee = 15 bps starting in month 3
 Mtg Net WAC (%) : Mortgage WAC - 50 bps of Service fee
 Bond Coupon remains constant at: 1M Libor (5.60547%) + 22 bps
 Indices remains constant at:
     1M LIBOR = 5.60547%
     6M LIBOR = 5.5391%
 Additional Surety Carveout/Cushion starting in month 7th.
 Pricing Speed (%): 25 HEP

         Projected   Assumed   Assumed   Projected    Assumed    Projected
 Payment  Mtg Net    Ongoing    Surety   Available     Bond      Available
 Period    WAC         Fee      Cushion  Funds Cap    Coupon     Margin
           (%)       (bps.)     (bps.)      (%)         (%)       (bps)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
12/01/96
01/25/97   8.7441     1.45        0       8.7296      5.82547     290.4
02/25/97   8.7475     1.45        0       8.7330      5.82547     290.8
03/25/97   8.7505     16.45       0       8.5860      5.82547     276.1
04/25/97   8.7514     16.45       0       8.5869      5.82547     276.1
05/25/97   8.7846     16.45       0       8.6201      5.82547     279.5
06/25/97   8.9547     16.45       0       8.7902      5.82547     296.5
07/25/97   9.4314     16.45       50      8.7669      5.82547     294.1
08/25/97   9.7161     16.45       50      9.0516      5.82547     322.6
09/25/97   9.7435     16.45       50      9.0790      5.82547     325.4
10/25/97   9.7445     16.45       50      9.0800      5.82547     325.5
11/25/97   9.7773     16.45       50      9.1128      5.82547     328.7
12/25/97   9.9472     16.45       50      9.2827      5.82547     345.7
01/25/98  10.4230     16.45       50      9.7585      5.82547     393.3
02/25/98  10.7102     16.45       50      10.045 7    5.82547     422.0
03/25/98  10.7356     16.45       50      10.071 1    5.82547     424.6
04/25/98  10.7359     16.45       50      10.071 4    5.82547     424.6
05/25/98  10.7486     16.45       50      10.084 1    5.82547     425.9
06/25/98  10.8494     16.45       50      10.184 9    5.82547     435.9
07/25/98  11.3196     16.45       50      10.655 1    5.82547     483.0
08/25/98  11.6066     16.45       50      10.942 1    5.82547     511.7
09/25/98  11.6320     16.45       50      10.967 5    5.82547     514.2
10/25/98  11.6320     16.45       50      10.967 5    5.82547     514.2
11/25/98  11.6320     16.45       50      10.967 5    5.82547     514.2
12/25/98  11.6320     16.45       50      10.967 5    5.82547     514.2
01/25/99  11.6320     16.45       50      10.967 5    5.82547     514.2
02/25/99  11.6513     16.45       50      10.986 8    5.82547     516.1
03/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
04/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
05/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
06/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
07/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
08/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
09/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
10/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
11/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
12/25/99  11.6673     16.45       50      11.002 8    5.82547     517.7
01/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
02/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
03/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
04/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
05/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
06/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
07/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
08/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
09/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
10/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
11/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7
12/25/00  11.6673     16.45       50      11.002 8    5.82547     517.7

so on....

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

FIRST ALLIANCE 1996-4

--------------------------------------------------------------------------------

     -  FAMT64
     -  Cut Off Date of Tape is  12/1/96
     -  FIX
     -      $18,295,292.12
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     228

Aggregate Unpaid Principal Balance:                $18,295,292.12
Aggregate Original Principal Balance:              $18,311,053.00

Weighted Average Net Coupon:                              10.081%
Net Coupon Range:                               7.450% -  15.750%

Weighted Average Gross Coupon:                            10.581%
Gross Coupon Range:                             7.950% -  16.250%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $80,242.51
Average Original Principal Balance:                    $80,311.64

Maximum Unpaid Principal Balance:                     $241,761.00
Minimum Unpaid Principal Balance:                      $13,040.51

Maximum Original Principal Balance:                   $241,761.00
Minimum Original Principal Balance:                    $14,226.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         332.513
Stated Rem Term Range:                         120.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        331.746
Amortized Rem Term Range:                      120.000 -  360.054

Weighted Average Age (First Pay thru Last Pay):             0.268
Age Range:                                       0.000 -   38.000

Weighted Average Original Term:                           332.781
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             58.329
Original LTV Range:                             6.460% -  79.990%

Weighted Average Combined LTV:                             58.736
Combined LTV Range:                            11.090% -  79.990%

--------------------------------------------------------------------------------

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

FAMT 1996-4

                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              17           2,000,236.21              10.93
70.01 to  75.00              29           3,464,659.43              18.94
65.01 to  70.00              29           2,736,584.99              14.96
60.01 to  65.00              24           2,188,558.42              11.96
55.01 to  60.00              19           1,480,761.42               8.09
50.01 to  55.00              17           1,452,578.88               7.94
45.01 to  50.00              17           1,359,193.13               7.43
40.01 to  45.00              13             770,071.00               4.21
35.01 to  40.00              16             886,728.18               4.85
30.01 to  35.00              11             584,575.00               3.20
25.01 to  30.00              16             704,435.68               3.85
20.01 to  25.00              10             438,462.27               2.40
15.01 to  20.00               6             139,735.00               0.76
10.01 to  15.00               4              88,712.51               0.48
---------------------------------------------------------------------------
Total............          228         $ 18,295,292.12          100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              16           1,980,236.21              10.82
70.01 to  75.00              29           3,464,659.43              18.94
65.01 to  70.00              27           2,687,858.26              14.69
60.01 to  65.00              24           2,188,558.42              11.96
55.01 to  60.00              18           1,453,761.42               7.95
50.01 to  55.00              17           1,452,578.88               7.94
45.01 to  50.00              15           1,303,464.00               7.12
40.01 to  45.00              13             770,071.00               4.21
35.01 to  40.00              16             886,728.18               4.85
30.01 to  35.00              11             584,575.00               3.20
25.01 to  30.00              16             704,435.68               3.85
20.01 to  25.00              10             438,462.27               2.40
15.01 to  20.00               6             139,735.00               0.76
10.01 to  15.00               6             151,401.13               0.83
 5.01 to  10.00               4              88,767.24               0.49
---------------------------------------------------------------------------
Total............          228         $ 18,295,292.12          100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                     GROSS MORTGAGE INTEREST RATE RANGE          5-Dec-1996
                                                                  Page 1

                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                    Gross Mortgage                            Number of      Unpaid          Aggregate
                    Interest Rate                             Mortgage      Principal        Principal
                       Range                                    Loans        Balance          Balance
 7.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  8.00%          1           91,758.63       0.50
 8.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  9.00%          3          308,763.00       1.69
 9.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  9.50%          5          505,131.00       2.76
 9.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 10.00%         85        7,445,114.56      40.69
10.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 10.50%         25        2,276,320.29      12.44
10.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 11.00%         41        3,048,739.97      16.66
11.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 11.50%         15        1,544,942.17       8.44
11.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 12.00%         15          915,982.45       5.01
12.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 12.50%         12        1,095,128.00       5.99
12.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 13.00%         11          497,366.00       2.72
13.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 13.50%          5          188,164.73       1.03
13.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 14.00%          4          203,068.51       1.11
14.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 15.00%          3          104,852.68       0.57
15.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 15.50%          2           55,000.00       0.30
16.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 16.50%          1           14,960.13       0.08

---------------------------------------------------------------------------------------------------------
Total..........                                                   228     $ 18,295,292.12     100.00%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES   5-Dec-1996
                                                                  Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                         1                 124,263.00         0.68
CA                       113              10,083,218.60        55.11
CO                         3                 225,548.00         1.23
FL                         7                 373,696.00         2.04
GA                        19               1,318,980.90         7.21
IL                        20               1,351,807.00         7.39
NJ                        10                 608,962.67         3.33
NY                        17               1,377,114.00         7.53
OH                         4                 265,469.00         1.45
OR                         9                 669,937.00         3.66
PA                        10                 673,855.63         3.68
UT                         4                 347,961.32         1.90
WA                        11                 874,479.00         4.78
---------------------------------------------------------------------------
Total...............     228            $ 18,295,292.12       100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                     REMAINING MONTHS TO STATED MATURITY          5-Dec-1996
                                                                  Page 1

                                                                                    Percentage of
                                                                 Aggregate          Cut-Off Date
                                                    Number of     Unpaid              Aggregate
                                                    Mortgage     Principal            Principal
                  Remaining Term                      Loans       Balance              Balance
108 LESS THAN Rem Term LESS THAN OR EQUAL TO 120          3         118,194.00           0.65%
132 LESS THAN Rem Term LESS THAN OR EQUAL TO 144          1          13,040.51           0.07%
168 LESS THAN Rem Term LESS THAN OR EQUAL TO 180         43       2,327,910.55          12.72%
228 LESS THAN Rem Term LESS THAN OR EQUAL TO 240          4         402,009.00           2.20%
324 LESS THAN Rem Term LESS THAN OR EQUAL TO 336          1          91,758.63           0.50%
336 LESS THAN Rem Term LESS THAN OR EQUAL TO 348          1          79,487.79           0.43%
348 LESS THAN Rem Term LESS THAN OR EQUAL TO 360        175      15,262,891.64          83.43%
-----------------------------------------------------------------------------------------------
Total............                                       228    18,295,292.12             100.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                          Percentage of
                                                                           Aggregate      Cut-Off Date
                        Current                             Number of       Unpaid          Aggregate
                      Mortgage Loan                         Mortgage       Principal        Principal
                    Principal Balance                         Loans         Balance          Balance
   10,000 LESS THAN Balance LESS THAN OR EQUAL TO    15,000       2            28,000.64       0.15
   15,000 LESS THAN Balance LESS THAN OR EQUAL TO    20,000       4            79,182.00       0.43
   20,000 LESS THAN Balance LESS THAN OR EQUAL TO    25,000       8           177,593.73       0.97
   25,000 LESS THAN Balance LESS THAN OR EQUAL TO    30,000       6           169,437.00       0.93
   30,000 LESS THAN Balance LESS THAN OR EQUAL TO    35,000       9           297,226.18       1.62
   35,000 LESS THAN Balance LESS THAN OR EQUAL TO    40,000       9           338,545.27       1.85
   40,000 LESS THAN Balance LESS THAN OR EQUAL TO    45,000      12           509,470.37       2.78
   45,000 LESS THAN Balance LESS THAN OR EQUAL TO    50,000       8           377,212.00       2.06
   50,000 LESS THAN Balance LESS THAN OR EQUAL TO    55,000      14           745,950.94       4.08
   55,000 LESS THAN Balance LESS THAN OR EQUAL TO    60,000      11           628,485.73       3.44
   60,000 LESS THAN Balance LESS THAN OR EQUAL TO    65,000      13           810,216.94       4.43
   65,000 LESS THAN Balance LESS THAN OR EQUAL TO    70,000      12           805,409.32       4.40
   70,000 LESS THAN Balance LESS THAN OR EQUAL TO    75,000       8           581,880.00       3.18
   75,000 LESS THAN Balance LESS THAN OR EQUAL TO    80,000      13         1,012,063.82       5.53
   80,000 LESS THAN Balance LESS THAN OR EQUAL TO    85,000       9           738,106.50       4.03
   85,000 LESS THAN Balance LESS THAN OR EQUAL TO    90,000      12         1,052,717.00       5.75
   90,000 LESS THAN Balance LESS THAN OR EQUAL TO    95,000      14         1,300,018.63       7.11
   95,000 LESS THAN Balance LESS THAN OR EQUAL TO   100,000       7           681,709.00       3.73
  100,000 LESS THAN Balance LESS THAN OR EQUAL TO   125,000      25         2,798,692.78      15.30
  125,000 LESS THAN Balance LESS THAN OR EQUAL TO   150,000      14         1,857,249.84      10.15
  150,000 LESS THAN Balance LESS THAN OR EQUAL TO   200,000      14         2,417,791.43      13.22
  200,000 LESS THAN Balance LESS THAN OR EQUAL TO   250,000       4           888,333.00       4.86
---------------------------------------------------------------------------------------------------------
Total....................                                       228       $ 18,295,292.12     100.00%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                             MORTGAGED PROPERTIES                 5-Dec-1996
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                   220        17,708,276.07      96.79
2-4 Family                        8           587,016.05       3.21
---------------------------------------------------------------------------
Total...............             228      $ 18,295,292.12     100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

       1                         219      17,645,453.07        96.45
       2                           9         649,839.05         3.55
---------------------------------------------------------------------------
Total..................          228    $ 18,295,292.12       100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


                         ORIGINAL JUNIOR LIEN RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
    Junior Lien         Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

 0.00 to  10.00               1              20,726.73               0.11
10.01 to  20.00               3              75,000.00               0.41
20.01 to  30.00               2              55,729.13               0.30
60.01 to  70.00               1              13,040.51               0.07
90.01 to 100.00             221          18,130,795.75              99.10
---------------------------------------------------------------------------
Total............          228         $ 18,295,292.12          100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4
--------------------------------------------------------------------------------
     -  Famt64
     -  Cut Off Date of Tape is  12/1/96
     -    $34,826,571.93
     -  Adjustable Rate Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     406

Aggregate Unpaid Principal Balance:                $34,826,571.93
Aggregate Original Principal Balance:              $34,834,987.00

Average Unpaid Principal Balance:                      $85,779.73
Average Original Principal Balance:                    $85,800.46

Maximum Unpaid Principal Balance:                     $303,870.00
Minimum Unpaid Principal Balance:                      $20,001.00

Maximum Original Principal Balance:                   $303,870.00
Minimum Original Principal Balance:                    $20,001.00

Weighted Average Gross Coupon:                             9.244%
Gross Coupon Range:                             6.950% -  13.990%

Weighted Average Net Coupon:                               8.744%
Net Coupon Range:                               6.450% -  13.490%

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         342.865
Stated Rem Term Range:                         120.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        342.585
Amortized Rem Term Range:                      120.001 -  361.344

Weighted Average Age (First Pay thru Last Pay):           567.451
Age Range:                                       0.000 - 1200.000

Weighted Average Original Term:                           342.980
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             60.359
Original LTV Range:                            15.320% -  80.000%

--------------------------------------------------------------------------------
                  Adjustable Rate Features
--------------------------------------------------------------------------------

Weighted Average Months to Interest Roll:                   6.052
Months to Interest Roll Range:                           1 -    8

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Weighted Average Gross Margin:                             6.628%
Gross Margin Range:                             4.490% -  10.490%

Weighted Average Net Margin:                               6.128%
Net Margin Range:                               3.990% -   9.990%

Weighted Average Periodic Interest Cap:                    1.000%
Periodic Interest Cap Range:                    1.000% -   1.000%

Weighted Average Life Cap (Gross):                        16.244%
Gross Life Cap Range:                          13.950% -  20.990%

Weighted Average Life Floor (Gross):                       9.244%
Gross Life Floor Range:                         6.950% -  13.990%
--------------------------------------------------------------------------------
               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00              20           2,101,872.61               6.04
70.01 to  75.00              49           5,688,057.35              16.33
65.01 to  70.00              67           6,635,440.57              19.05
60.01 to  65.00              49           4,578,100.69              13.15
55.01 to  60.00              57           4,588,030.02              13.17
50.01 to  55.00              49           4,374,241.02              12.56
45.01 to  50.00              37           2,620,598.58               7.52
40.01 to  45.00              17           1,124,350.40               3.23
35.01 to  40.00              23           1,397,645.09               4.01
30.01 to  35.00              16             794,313.95               2.28
25.01 to  30.00              12             626,617.65               1.80
20.01 to  25.00               6             198,342.00               0.57
15.01 to  20.00               4              98,962.00               0.28
---------------------------------------------------------------------------
Total............           406        $ 34,826,571.93             100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------


                     REMAINING MONTHS TO STATED MATURITY          5-Dec-1996
                                                                  Page 1

                                                                                   Percentage of
                                                                 Aggregate          Cut-Off Date
                                                    Number of     Unpaid              Aggregate
                                                    Mortgage     Principal            Principal
                  Remaining Term                      Loans       Balance              Balance
108 LESS THAN Rem Term LESS THAN OR EQUAL TO 120          1          46,667.00           0.13%
168 LESS THAN Rem Term LESS THAN OR EQUAL TO 180         45       3,077,956.52           8.84%
228 LESS THAN Rem Term LESS THAN OR EQUAL TO 240          4         229,374.00           0.66%
348 LESS THAN Rem Term LESS THAN OR EQUAL TO 360        356      31,472,574.41          90.37%
-----------------------------------------------------------------------------------------------
Total............                                       406      34,826,571.93         100.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                           Current                          Number of        Unpaid          Aggregate
                        Mortgage Loan                       Mortgage        Principal        Principal
                      Principal Balance                       Loans          Balance          Balance
   20,000 LESS THAN Balance LESS THAN OR EQUAL TO    25,000       4            83,706.00       0.24
   25,000 LESS THAN Balance LESS THAN OR EQUAL TO    30,000       7           197,323.54       0.57
   30,000 LESS THAN Balance LESS THAN OR EQUAL TO    35,000      12           384,532.28       1.10
   35,000 LESS THAN Balance LESS THAN OR EQUAL TO    40,000       7           267,224.20       0.77
   40,000 LESS THAN Balance LESS THAN OR EQUAL TO    45,000      14           598,136.72       1.72
   45,000 LESS THAN Balance LESS THAN OR EQUAL TO    50,000      14           672,685.22       1.93
   50,000 LESS THAN Balance LESS THAN OR EQUAL TO    55,000      21         1,090,006.27       3.13
   55,000 LESS THAN Balance LESS THAN OR EQUAL TO    60,000      20         1,143,146.92       3.28
   60,000 LESS THAN Balance LESS THAN OR EQUAL TO    65,000      33         2,077,077.95       5.96
   65,000 LESS THAN Balance LESS THAN OR EQUAL TO    70,000      22         1,484,092.55       4.26
   70,000 LESS THAN Balance LESS THAN OR EQUAL TO    75,000      23         1,664,473.44       4.78
   75,000 LESS THAN Balance LESS THAN OR EQUAL TO    80,000      19         1,463,785.22       4.20
   80,000 LESS THAN Balance LESS THAN OR EQUAL TO    85,000      30         2,458,759.10       7.06
   85,000 LESS THAN Balance LESS THAN OR EQUAL TO    90,000      27         2,371,998.10       6.81
   90,000 LESS THAN Balance LESS THAN OR EQUAL TO    95,000      17         1,576,298.48       4.53
   95,000 LESS THAN Balance LESS THAN OR EQUAL TO   100,000      22         2,136,779.41       6.14
  100,000 LESS THAN Balance LESS THAN OR EQUAL TO   125,000      64         7,104,415.83      20.40
  125,000 LESS THAN Balance LESS THAN OR EQUAL TO   150,000      27         3,639,355.89      10.45
  150,000 LESS THAN Balance LESS THAN OR EQUAL TO   200,000      16         2,766,147.90       7.94
  200,000 LESS THAN Balance LESS THAN OR EQUAL TO   250,000       6         1,342,756.91       3.86
  300,000 LESS THAN Balance LESS THAN OR EQUAL TO   350,000       1           303,870.00       0.87
---------------------------------------------------------------------------------------------------------
Total....................                                       406      $ 34,826,571.93     100.00%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                             MORTGAGED PROPERTIES                 5-Dec-1996
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Fam                       378        32,094,108.16      92.15
PUD                                3           170,653.00       0.49
Condominiums                       5           435,128.98       1.25
2-4 Family                        20         2,126,681.79       6.11
---------------------------------------------------------------------------
Total...............             406      $ 34,826,571.93     100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                      GROSS MORTGAGE INTEREST RATE RANGE          5-Dec-1996
                                                                  Page 1

                                                                                           Percentage of
                                                                            Aggregate      Cut-Off Date
                       Gross Mortgage                         Number of      Unpaid          Aggregate
                       Interest Rate                          Mortgage      Principal        Principal
                           Range                                Loans        Balance          Balance
 6.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  7.00%          1          127,792.00       0.37
 7.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  7.50%         41        3,602,340.73      10.34
 7.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  8.00%         38        3,543,320.99      10.17
 8.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  8.50%         61        5,394,123.10      15.49
 8.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  9.00%         71        6,344,414.46      18.22
 9.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO  9.50%         44        3,919,561.43      11.25
 9.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 10.00%         49        3,851,357.13      11.06
10.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 10.50%         22        2,289,141.38       6.57
10.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 11.00%         23        2,033,710.64       5.84
11.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 11.50%         19        1,356,163.18       3.89
11.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 12.00%         13          880,237.57       2.53
12.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 12.50%         12          687,046.26       1.97
12.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 13.00%          5          281,135.72       0.81
13.00% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 13.50%          6          434,383.34       1.25
13.50% LESS THAN Gross Coupon LESS THAN OR EQUAL TO 14.00%          1           81,844.00       0.24
---------------------------------------------------------------------------------------------------------
Total..........                                                   406     $ 34,826,571.93     100.00%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


                               DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES

                                                                                      Percentage of
                                                                     Aggregate        Cut-Off Date
                                                      Number of       Unpaid            Aggregate
                      Gross                           Mortgage       Principal          Principal
                     Life Cap                           Loans         Balance            Balance
13.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 14.00        1         127,792.00           0.37
14.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 14.50       41       3,602,340.73          10.34
14.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 15.00       38       3,543,320.99          10.17
15.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 15.50       61       5,394,123.10          15.49
15.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 16.00       71       6,344,414.46          18.22
16.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 16.50       44       3,919,561.43          11.25
16.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 17.00       49       3,851,357.13          11.06
17.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 17.50       22       2,289,141.38           6.57
17.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 18.00       23       2,033,710.64           5.84
18.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 18.50       19       1,356,163.18           3.89
18.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 19.00       13         880,237.57           2.53
19.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 19.50       12         687,046.26           1.97
19.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 20.00        5         281,135.72           0.81
20.00 LESS THAN Life Cap LESS THAN OR EQUAL TO 20.50        6         434,383.34           1.25
20.50 LESS THAN Life Cap LESS THAN OR EQUAL TO 21.00        1          81,844.00           0.24
----------------------------------------------------------------------------------------------------
Total.................                                    406    $ 34,826,571.93         100.00%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 FIRST ALLIANCE 1996-4

                               DISTRIBUTION OF
                                   MARGINS

                                                                                      Percentage of
                                                                     Aggregate        Cut-Off Date
                                                      Number of       Unpaid            Aggregate
                      Gross                           Mortgage       Principal          Principal
                      Margin                            Loans         Balance            Balance
 4.0 LESS THAN Margin LESS THAN OR EQUAL TO  5.0           54       4,492,752.73          12.90
 5.0 LESS THAN Margin LESS THAN OR EQUAL TO  6.0          121      11,128,612.24          31.95
 6.0 LESS THAN Margin LESS THAN OR EQUAL TO  7.0           95       8,147,469.49          23.39
 7.0 LESS THAN Margin LESS THAN OR EQUAL TO  8.0           72       6,488,965.20          18.63
 8.0 LESS THAN Margin LESS THAN OR EQUAL TO  9.0           46       3,415,723.77           9.81
 9.0 LESS THAN Margin LESS THAN OR EQUAL TO 10.0           16       1,006,945.50           2.89
10.0 LESS THAN Margin LESS THAN OR EQUAL TO 11.0            2         146,103.00           0.42
------------------------------------------------------------------------------------------------
Total.................                                    406    $ 34,826,571.93         100.00%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES   5-Dec-1996
                                                                  Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        15                 994,207.27         2.85
CA                        82               8,151,977.26        23.41
CO                        17               1,511,327.52         4.34
FL                        30               2,437,943.51         7.00
GA                         2                 202,196.00         0.58
ID                         2                 124,898.35         0.36
IL                        59               4,968,534.42        14.27
NJ                        39               3,188,289.55         9.15
NY                        29               3,074,381.00         8.83
OH                        25               1,953,789.97         5.61
OR                        18               1,659,247.40         4.76
PA                        41               2,826,980.03         8.12
UT                         6                 595,549.91         1.71
WA                        41               3,137,249.74         9.01
---------------------------------------------------------------------------
Total...............     406            $ 34,826,571.93       100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.